Exhibit 10.13

FIRST AMENDMENT TO PURCHASE AND SALE AGREEENT

(Ginn 381+/- acres)

THlS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into effective as of June 4, 2022 (the “Effective Date” of this First Amendment but not the Effective Date of the Purchase and Sale Agreement to which it applies”), by and between, OLLIE L. GINN (“Seller”) and MAPLE X, INC., a Texas corporation (“Purchaser”).

RECITALS

A. Seller and Purchaser are parties to that certain Sale and Purchase Agreement with an effective date of April 28, 2022, for the purchase and sale of approximately 381 acres in Waller County Texas (the “Agreement”); and

B. Purchaser and Seller desire to modify the Agreement, and the parties have agreed to execute this Amendment to reflect such modification to the Agreement.

NOW, FOR AND IN CONSIDERATION of the covenants, agreements and premises herein set forth, Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby expressly acknowledged by the parties hereto, the parties hereto intending to be legally bound hereby, do covenant and agree as follows:

l. Closing Date. Section 1.3 of the Agreement is modified, as follows:

1.3 Closing Date. The Closing Date shall be July 6, 2022.

2. Incorporation of Recitals. The recitals set forth above are true and correct and are incorporated herein by reference as if set forth fully herein.

3. Capitalized Terms. All capitalized terms that are not otherwise defined herein shall be defined as set forth in the Agreement.

4. Effect of Amendment. Except a modified in this Amendment, there are no changes to the Agreement, and the Agreement as herein modified remains in full force and effect as of the date hereof and is hereby ratified by the parties in all respect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of either party for any default under the Agreement, nor constitute a waiver of any provision of the Agreement. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment shall control.

5. Multiple Counterparts. This Amendment may be executed by the parties hereto individually or in combination or in one or more counterparts, each of which shall be an original, and all of which shall constitute one and the same instrument. Signatures given by facsimile or portable document format shall be binding and effective to the same extent as original signatures.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

SELLER:	PURCHASER:

MAPLE X, INC.
/s/ Ollie L. Ginn	a Texas limited liability company
Ollie L. Ginn
	By:	/s/ Itiel Kaplan
Itiel Kaplan, President